                                                                  Exhibit 99.1

                          THE ASSISTED LIVING GROUP
                          (A Defined Group of Entities)

                          Combined Financial Statements
                          March 31, 1998

                          Together with Report of Independent Public Accountants

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of ARV Assisted Living, Inc.:


We have audited the accompanying combined statement of assets and liabilities of Golden Creek Inn, Hillcrest Inn, 270 Center Associates, The Berkshire, Encino Hills Terrace, Willow Glen Villa and Hillsdale Manor Retirement and Convalescent Home (collectively "The Assisted Living Group") as of March 31, 1998 and the related combined statement of revenues and direct expenses for the Period (see
Note 1). These financial statements are the responsibility of the Assisted Living Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of The Assisted Living Group as of March 31, 1998 and the revenues and direct expenses for the Period in conformity with generally accepted accounting principles.



                                                          /s/ARTHUR ANDERSEN LLP




San Francisco, California
July 18, 1998

                            THE ASSISTED LIVING GROUP

                  Combined Statement of Assets and Liabilities

                                 March 31, 1998



                                               ASSETS
CURRENT ASSETS:
  Cash                                                        $   385,474
  Accounts receivable and other receivables,
    net of reserve for doubtful accounts of $78,000               559,437
  Prepaid rent                                                    175,000
  Prepaid property taxes                                          196,499
  Other current assets                                            147,267
                                                              -----------

           Total current assets                                 1,463,677

PROPERTY, FURNITURE AND EQUIPMENT,
    less accumulated depreciation of $505,677                  25,267,934

OTHER ASSETS
   Goodwill, less accumulated amortization of $113,275          8,236,725
   Loan fees, less accumulated amortization of $28,477            279,210
   Other                                                          393,487
                                                              -----------

            Total assets                                      $35,641,033
                                                              -----------

                                            LIABILITIES

CURRENT LIABILITIES:
  Accounts payable                                            $   253,562
  Accrued liabilities                                             313,873
  Amounts payable to THGLP                                        427,382
  Notes payable, current portion                                   87,879
  Deferred revenue                                                309,624
  Rental deposits payable                                         680,773
                                                              -----------

           Total current liabilities                            2,073,093

LONG-TERM LIABILITIES
  Deferred rent                                                   494,466
  Notes payable, less current portion                          15,162,121
                                                              -----------

           Total liabilities                                   17,729,680
                                                              -----------


Equity in The Assisted Living Group                           $17,911,353
                                                              ===========


    The accompanying notes are an integral part of these combined financial statements.

                            THE ASSISTED LIVING GROUP

               Combined Statement of Revenues and Direct Expenses

                           for the Period (see Note 1)





Revenues                                                                $ 15,996,144
                                                                        ------------

Direct operating expenses:
    Community operating expenses                                           8,121,849
    Community lease expense                                                4,528,998
    General and administrative                                             1,593,772
    Depreciation and amortization                                            654,923
    Marketing and advertising                                                434,254
    Property taxes                                                           315,291
                                                                        ------------

           Total direct operating expenses                                15,649,087
                                                                        ------------

           Excess of revenues over direct operating expenses                 347,057

Other direct expenses:
    Interest expense                                                         649,065
                                                                        ------------

           Excess of direct expenses over revenues                      $   (302,008)
                                                                        ============



    The accompanying notes are an integral part of these combined financial statements.

                           THE ASSISTED LIVING GROUP

                     Notes to Combined Financial Statements

                                 March 31, 1998




(1)   NATURE OF OPERATIONS

       The Hillsdale Group, LP (THGLP), 270 Center Associates LLC (270 Center) and TH Group Inc., (collectively "Hillsdale") own, manage and operate retirement living, personal care and skilled nursing communities for elderly populations. TH Group Inc. and THGLP are under common management. 270 Center and THGLP are under common control. Hillsdale owns, manages and operates Golden Creek Inn, Hillcrest Inn and The Berkshire and leases, manages and operates Encino Hills Terrace, Willow Glen Villa and Hillsdale Manor Retirement and Convalescent Home (referred to herein as "The Assisted Living Group").

       As discussed in Note 9, on February 12, 1998, ARV Assisted Living, Inc.
       (ARV), an unrelated third party, entered into agreements to purchase Golden Creek Inn, Hillcrest Inn and The Berkshire and Hillsdale's lease rights to Encino Hills Terrace, Willow Glen Villa and Hillsdale Manor Retirement and Convalescent Home.

       PERIODS PRESENTED

       The following table sets forth, as of March 31, 1998, the location, the date on which operations commenced, number of units, and Hillsdale's interest in the operating entities included in the accompanying statement of assets and liabilities and statement of revenues and direct expenses:

                                                                        OPERATIONS
                                                                       COMMENCED BY
                COMMUNITY                     LOCATION                   HILLSDALE            UNITS   INTEREST
                ---------                     --------                   ---------            -----   --------
             Golden Creek Inn                 Irvine, CA                July 1997              126     Owned
             Hillcrest Inn (including 270
             Center - see below)              Thousand Oaks, CA         October 1997           138     Owned
             The Berkshire                    Berkeley, CA              January 1998           84      Owned
             Encino Hills Terrace             Encino, CA                December 1997          95      Leased
             Willow Glen Villa                San Jose, CA              December 1993          201     Leased
             Hillsdale Manor
             Retirement/Convalescent Home     San Mateo, CA             1981/1985            119/65    Leased


       The accompanying statement of revenues and direct expenses only includes activities of the individual entities from the later of April 1, 1997 or the time that the operations were commenced by Hillsdale (see above) or leased by Hillsdale through March 31, 1998 (the "Period"). In addition, no minority interest has been reflected in the accompanying combined statements of assets and liabilities and revenues and direct expenses.

       GOLDEN CREEK INN

       THGLP is a General Partner and owns 99.9 percent of Woodside Terrace Partners, a general partnership, which purchased Golden Creek Inn on July 18, 1997. On December 27, 1997, ownership of Golden Creek Inn was transferred to TH Group, Inc. The community is managed by THGLP under a management contract between THGLP and TH Group, Inc.

       HILLCREST INN

       270 Center purchased Hillcrest Inn on October 1, 1997. THGLP and 270 Center are under common control and, therefore, the assets and liabilities of 270 Center have been included in the accompanying combined statement of assets and liabilities. THGLP managed the property on 270 Center's behalf from October 1, 1997 through December 31, 1997 and then beginning January 1, 1998 leased the community from 270 Center.

       THE BERKSHIRE

       270 Center purchased The Berkshire on January 24, 1998. THGLP leased the community from 270 Center.

       ENCINO HILLS TERRACE

       Encino Hills Terrace was leased from an unrelated third party beginning December 16, 1997. Subsequent to March 31, 1998, THGLP acquired the real estate from the lessor (see Note 9).

       WILLOW GLEN VILLA

       In December 1993, TH Group Inc. entered into a general partnership agreement forming Willow Glen Investors for the purposes of leasing and operating a retirement community, Willow Glen Villa, in San Jose, California. TH Group, Inc. has a 50 percent general partnership interest in Willow Glen Investors. The community is leased by Willow Glen Investors which, in turn, sub-leases it to THGLP (see also Note 5.).

       HILLSDALE MANOR RETIREMENT AND CONVALESCENT HOME

       Hillsdale Manor Partners (HMP), a tenancy in common, was formed in 1988 to own and operate a retirement and convalescent home in San Mateo, California. TH Group Inc. owns a 74.91 percent interest in HMP. The community is leased by THGLP (see also Note 5.).


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF PRESENTATION

       Revenues are generated from rental agreements with tenants on a month-to-month basis. Only revenue from the rental agreements and other resident services are included in revenues.

       Direct operating expenses include costs associated with the rental operations and the general administration of the communities included in The Assisted Living Group. Certain general and administrative expenses have been excluded from the statement of revenues and direct expenses, as they are not directly related to the revenue producing activities of the individual entities. Taxes based on income have also been excluded.

       Other expenses include interest related to the Notes Payable discussed in
       Note 4.

       All intercommunity transactions have been eliminated.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       PROPERTY, FURNITURE AND EQUIPMENT

       Property, furniture and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, ranging from 3 to approximately 35 years.

       Property, furniture and equipment consisted of the following at March 31, 1998:

              Land                                    $  3,680,348
              Buildings and improvements                20,553,830
              Construction in progress                     289,880
              Furniture, fixtures and equipment          1,249,553
                                                      ------------
                                                        25,773,611
              Accumulated depreciation                    (505,677)
                                                      ------------

                                                      $ 25,267,934
                                                      ============


       Total depreciation expense for the Period was $513,171.

       The Assisted Living Group reviews its long-lived assets for impairments when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In reviewing recoverability, the Assisted Living Group estimates the future cash flows expected to result from using the assets and eventually disposing of them. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized based upon the asset's fair value. No such impairment loss was recorded during the Period.

       GOODWILL

       Goodwill arose from the acquisition of Hillcrest Inn from an unrelated third party in October 1997. The goodwill is being amortized on the straight-line method over 35 years (the estimated useful life of the property). Amortization expense for the Period was $113,275.

       LOAN FEES

       Amortization of loan fees is computed using the effective interest method over the term of the related note payable. Amortization expense for the Period was $28,477.

       DEFERRED RENT

       Certain of The Assisted Living Group's leases contain fixed escalation clauses. The total commitment under the leases will be amortized over the lives of the leases on the straight-line method. The difference between the lease payments required and the lease payments on the straight-line method is recorded as deferred rent.

       RENTAL INCOME AND DEFERRED REVENUE

       Rent agreements with tenants are on a month-to-month basis. Revenue is recognized as the services are provided. Deferred revenue arises when residents prepay rent for months subsequent to March 31, 1998.


(3)   ACQUISITIONS

       On July 18, 1997, Hillsdale acquired Golden Creek Inn, a 126-unit community located in Irvine, California for approximately $8.7 million. On October 1, 1997, Hillsdale acquired Hillcrest Inn, a 138-unit community located in Thousand Oaks, California for approximately $18.6 million. On January 24, 1998, the Hillsdale acquired Berkshire, an 84-unit community located in Berkeley, California for approximately $6.2 million. On December 16, 1997, Hillsdale entered into an agreement to acquire Encino Hills Terrace, a 95-unit community located in Encino, California. At the same time, Hillsdale entered into a lease agreement for Encino Hills Terrace commencing December 16, 1997 through the date that the purchase was completed (see Note 9).

       The following unaudited pro forma information presents a summary of the combined revenues and direct expenses as if the acquisitions took place as of April 1, 1997. As no financial information is available for any period prior to Hillsdale's acquisition of certain communities, the pro forma information is based upon annualized revenues and direct expenses since Hillsdale's commencement of operations at those communities:

                                            (Unaudited)
              Total revenues                $21,264,205
              Total direct expenses         $20,929,271
              Excess of revenues over
               direct expenses              $   334,934


(4)    NOTES PAYABLE

       At March 31, 1998 notes payable included the following:


Note payable to a financial institution, bearing interest at
    LIBOR (5.719% at March 31, 1998) plus 2.25 percent; monthly interest only payments due through October 31, 1998 then
    monthly principal and interest payments due through October
    1, 2002; collateralized by deed of trust on the Hillcrest Inn                      $13,000,000
    property

Note payable to a financial institution, bearing interest at
    LIBOR plus 2.50 percent; monthly interest only payments due through October
    31, 1998 then monthly principal and interest payments due through August 1,
    2002; collateralized by deed of trust on the Golden Creek Inn property               2,250,000
                                                                                       -----------
                                                                                        15,250,000
    Less: current portion                                                                  (87,879)
                                                                                       -----------
                                                                                       $15,162,121
                                                                                       ===========


       The annual principal payments on the notes payable at March 31, 1998 are due as follows:

                              Year ending March 31:
                                  1999                             $      87,879
                                  2000                                   205,839
                                  2001                                   223,004
                                  2002                                14,733,278
                                                                   -------------

                                                                   $  15,250,000
                                                                   =============

(5)   COMMITMENTS AND CONTINGENCIES

       LEASE COMMITMENTS

       ENCINO HILLS TERRACE

       On December 16, 1997, THGLP entered into a lease agreement with an unrelated third party for the lease of Encino Hills Terrace. The lease expired upon consummation of the purchase of the property on July 7, 1998.

       WILLOW GLEN VILLA

       On December 31, 1993, Willow Glen Investors entered into a long-term operating lease with Willow Glen Villa, an unrelated third party, related to the operations of a community located in San Jose, California expiring December 31, 2026. On January 1, 1997, this operating lease was sub-leased to THGLP, expiring December 31, 2011. Rent expense under the operating lease for the Period was approximately $1.9 million. Only the minimum lease payments with respect to the sub-lease are included below.

       The lessee has the option to purchase the community pursuant to a Purchase Option Agreement dated December 23, 1993. The option commences at various times, the latest being six months prior to the last day of the operating lease term. The purchase price will be $17.9 million plus $8.8 million times a factor tied to the increase in the CPI from July 1, 1996 to the exercise date, multiplied by ten.

       HILLSDALE MANOR RETIREMENT AND CONVALESCENT HOSPITAL

       On January 1, 1997, THGLP entered into a long-term operating lease with Hillsdale Manor Partners, LP, a related party, related to the operations of a retirement community and convalescent hospital located in San Mateo, California expiring December 31, 2011. Rent expense under the operating lease for the Period was approximately $2.1 million. Only the minimum lease payments with respect to the lease are included below.

       The lessee has the option to purchase the community pursuant to a Purchase Option Agreement dated January 10, 1997. The option commences on the later of December 31, 2003 or July 1 of the year following when the Willow Glen option becomes exercisable. The purchase price will be $2.1 million plus a factor tied to the increase in the CPI from January 1, 1997 to the exercise date, multiplied by ten.

       Future minimum lease payments under leases, which are treated as operating leases are as follows:

                              Year ending March 31:
                                  1999                                 $  4,002,564
                                  2000                                    3,915,264
                                  2001                                    3,915,264
                                  2002                                    4,008,233
                                  2003                                    4,287,139
                                  Thereafter                             39,727,305
                                                                        -----------

                                                                        $59,855,769
                                                                        ===========

       LITIGATION

       The Assisted Living Group is from time to time subject to claims and disputes for legal and other matters in the normal course of its business. While the results of such matters cannot be predicted with certainty, management does not believe that the final outcome of any pending matters will have a material effect on the Assisted Living Group's combined assets and liabilities or revenues and direct expenses.


(6)    TRANSACTIONS WITH AFFILIATES

       THGLP pays certain expenses such as certain repairs and maintenance, supplies and payroll expenses on behalf of The Assisted Living Group and is subsequently reimbursed by The Assisted Living Group. The total reimbursements to THGLP, amounted to approximately $3,839,010 for the Period, and are included in rental property operations and general and administrative expenses in the accompanying statement of revenues and direct expenses.


(7)    EMPLOYEE BENEFIT PLAN

       Effective January 1, 1998, Hillsdale established a retirement plan (the Retirement Plan) that qualifies as a deferred salary arrangement under
       Section 401(k) of the Internal Revenue Code. Under the Retirement Plan, participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. Hillsdale matches 25 - 50 percent of each employee's contributions up to a maximum of 4% of the employee's earnings based upon years of service. An employee becomes eligible to participate in the plan upon completing one year of service. The Assisted Living Group's Retirement Plan expense was approximately $10,643 (as a reimbursement to Hillsdale) for the Period.


(8)    DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statement of Financial Accounting Standards No. 107 (SFAS 107), "Disclosures about Fair Value of Financial Instruments." The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized in a current market exchange. The use of different market assumptions or estimation methodologies may have a material impact on the estimated fair value amounts.

       CASH

       The carrying amount for cash approximates fair value because these instruments are demand deposits and do not present unanticipated interest rate or credit concerns.

       NOTES PAYABLE

       The fair value of the notes payable approximates its carrying value as the notes payable bear rates of interest which approximate the market rate of interest.

(9)   SUBSEQUENT EVENTS

       PURCHASE OF ENCINO HILLS TERRACE PROPERTY

       On July 7, 1998, Hillsdale purchased the Encino Hills Terrace property from an unrelated third party for approximately $6.6 million of property and cash. THGLP then sold the property to ARV Assisted Living, Inc. (see below).

       SALE OF COMMUNITIES

       On February 12, 1998, ARV Assisted Living, Inc. entered into Purchase and Sale Agreements with Hillsdale to purchase its interests in these communities. The closings have occurred in phases beginning April 16, 1998 through July 7, 1998 as follows:

                                            COMMUNITY                  CLOSING DATE
                                            ---------                  ------------
                                      Golden Creek Inn                 April 16, 1998
                                      Hillcrest Inn (including 270     April 16, 1998
                                      Center)
                                      The Berkshire                    May 13, 1998
                                      Willow Glen Villa                May 18, 1998
                                      Hillsdale Manor                  July 2, 1998
                                      Encino Hills Terrace             July 7, 1998